                                                                  Exhibit 10.17



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            AMENDED AND RESTATED INTERIM LOAN AND SECURITY AGREEMENT

                         DATED AS OF SEPTEMBER 13, 1994

                                     BETWEEN

                PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION

                                       AND

                          DVI FINANCIAL SERVICES, INC.

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


TABLE OF CONTENTS

RECITALS     ........................................................................................    1

        Section 1:   The Loan  .....................................................................    1

         Section 2:   Terms and Conditions for All

                                Advances..............................................................   4

         Section 3:   Purpose of Advance..............................................................   7

         Section 4:   Secured Obligations.............................................................   7

         Section 5:   Representations and Warranties..................................................   8

         Section 6:   Rights of Lender; Limitations on

                                Lender's Obligations..................................................  14

         Section 7:   Covenants ......................................................................  15

                                (a)      Further Documentation........................................  15

                                (b)      Limitation on Liens on

                                         Collateral...................................................  15

                                (c)      Limitations on Modifications,
                                         Waivers and Extensions of

                                         Contracts....................................................  15

                                (d)      Further Identification of

                                         Collateral...................................................  15

                                (e)      Limitation on Collection

                                         Account......................................................  16

                                (f)      Notices......................................................  16

                                (g)      Changes in Locations,

                                         Name, etc....................................................  16

         Section 8:   Repayment of Advances if

                                Contract is Found Defective...........................................  16

         Section 9:   Release of Contract Files Following

                                Payment of Secured Obligations........................................  16

         Section 10:  Servicing ......................................................................  17

         Section 11:  No Oral Modifications; Successors

                                and Assigns...........................................................  17

         Section 12:  Monthly Report..................................................................  17

         Section 13:  Events of Default...............................................................  17

         Section 14:  Remedies Upon Default...........................................................  19

         Section 15:  Indemnification and Expenses....................................................  20

         Section 16:  Power of Attorney...............................................................  21

         Section 17:  No Duty on Lender's Part........................................................  21


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
              Section 18:  Limitation on Duties Regarding

                                Presentation of Collateral..............................................    21

              Section 19:  Powers Coupled with an Interest..............................................    22

              Section 20:  Severability.................................................................    22

              Section 21:  Notices   ...................................................................    22

              Section 22:  Certain Definitions..........................................................    23

              Section 23:  Paragraph Headings...........................................................    24

              Section 24:  No Waiver; Cumulative Remedies...............................................    24

              Section 25:  Assignment...................................................................    24

              Section 26:  Counterparts.................................................................    25

              Section 27:  Hypothecation or Pledge of

                                Collateral..............................................................    25

              Section 28:  Integration of Terms.........................................................    25

              Section 29:  Agreement Constitutes Security

                                Agreement; Governing Law................................................    25

EXHIBITS:

Exhibit A:               Contract Schedule..............................................................   A-1

Exhibit B-1:             Notice of Extension of Agreement...............................................   B-1

Exhibit B-2:             Amended and Restated Secured Note Endorsement (Extension of Termination Date)..   B-3

Exhibit B-3:             Opinion of Borrower's Counsel .................................................   B-4
                         (Extension of Termination Date)

Exhibit C:               [Intentionally Omitted]........................................................   C-1

Exhibit D:               Notice of Borrowing............................................................   D-1

Exhibit E:               Notice of Extension of Maturity................................................   E-1
                         Date of Advance

Exhibit F:               Amended and Restated Secured Note Endorsement
                          (Extension of Maturity Date of Advance).......................................   F-1

Exhibit G:               Amended and Restated Secured Note..............................................   G-1

Exhibit H:               Amended and Restated Guarantee of DVI INC......................................   H-1
SCHEDULES:

Schedule 1:              Recordings and Filings.........................................................   S-1

            AMENDED AND RESTATED INTERIM LOAN AND SECURITY AGREEMENT

AMENDED AND RESTATED INTERIM LOAN AND SECURITY AGREEMENT, dated as of September 13, 1994 (as amended or otherwise modified from time to time, the "Agreement"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower"). RECITALS WHEREAS, the Lender and the Borrower are parties to an Interim Loan and Security Agreement, dated as of March 16, 1994, (the "Existing Agreement") and the Borrower and the Lender desire to amend and restate the Existing Agreement in its entirety as set forth herein; WHEREAS, Prudential Securities Incorporated has agreed to act as underwriter of a public offering of equipment lease asset-backed securities (the "Certificates") to be issued by a trust (the "Trust") to be sponsored by the Borrower, which may have the benefit of credit enhancement issued by a credit enhancer (the "Credit Enhancer"); WHEREAS, the Borrower wishes to obtain interim financing to provide interim funding for certain leases (the "Contracts") of equipment ("Equipment"), which Contracts are to be contributed to the Trust by the Borrower, and which Contracts and some of which Equipment shall secure the Advances (as defined herein) to be made by the Lender hereunder; WHEREAS, the Lender has agreed, subject to the terms and conditions of this Agreement, to provide such interim funding, with a portion of the proceeds of the Certificates to be used to repay any Advances made hereunder; NOW, THEREFORE, the parties to this Agreement agree that the Existing Agreement is hereby amended and restated in its entirety as provided in the heading and recitals hereto and as follows (an index of certain capitalized, defined terms appears in Section 22 of this Agreement). Section 1. The Loan. Subject to the terms of this Agreement, the Lender agrees to lend to the Borrower from time to time an aggregate principal amount not to exceed $75,000,000 at any one time outstanding to be made in one or more advances (each, an "Advance" and, collectively, "Advances"). Each Advance shall be made on a date prior to the Maturity Date (as defined herein) (each such date on which an Advance is made, a "Funding Date"); provided that the following conditions precedent have been satisfied:

                  (a) the representations and warranties of the Borrower in
         Section 5 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date;

                  (b) no Default or Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

                  (c) if requested by the Lender, the Lender shall have conducted a due diligence review of contract files relating to the Contracts being pledged in connection with the Advance being made on such Funding Date, the results of which shall have been satisfactory to the Lender;

                  (d) in connection with the first Advance, the Lender shall have received (i) a legal opinion from counsel to the Borrower, in form and substance satisfactory to the Lender, (ii) the Amended and Restated Secured Note (as defined herein), duly executed and delivered by the Borrower, (iii) an Amended and Restated Guarantee of DVI Inc., substantially in the form of Exhibit H attached hereto (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Guarantee"), duly executed and delivered by DVI Inc., and (iv) a Custodial Agreement among Bankers Trust Company of California, N.A., as Custodian (the "Custodian"), the Borrower and the Lender, duly executed and delivered by the parties thereto, in form and substance satisfactory to the Lender (the "Custodial Agreement");

                  (e) all documents (including, without limitation, financing statements) required to be filed, registered or recorded with respect to the Collateral in order to grant or perfect the security interests therein hereunder, shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of the Lender a first perfected security interest in the Collateral, and with respect to each FMV Contract, a financing statement on Form UCC-1 naming the Borrower as debtor and the Lender as secured party and describing the Equipment that is the subject of such FMV Contract and proceeds thereof as the collateral shall have been filed in each office in each jurisdiction required in order to create in favor of the Lender a first perfected security interest in such Equipment if the Borrower were the owner of such Equipment; the Lender shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer (or, in lieu thereof, other evidence satisfactory to the Lender that all such filings, registrations and recordations have been made); and the Lender shall have received evidence that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordations have been paid in full;


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


                  (f) the Borrower shall have delivered to the Lender a Contract Schedule (or amended the existing Contract Schedule, as the case may be) and all other documents that it is required to deliver under this Agreement, with respect to the Contracts being pledged on such Funding Date. "Contract Schedule" means a schedule of Contracts to be attached hereto as Exhibit A, setting forth the following information as to each Contract pledged to the Lender hereunder: (i) the Contract identifying number; (ii) the user's name; (iii) the street address where the Equipment is in use including the zip code; (iv) the description of the Equipment; (v) the original number of months to maturity and the number of months remaining to maturity from the date of such Contract Schedule; (vi) the Contract yield; (vii) the amount of the current monthly payment; (viii) the amount of the purchase option payment, if any; (ix) the original amount funded under the Contract; (x) the principal balance of the Contract as of the close of business on the date of such Contract Schedule; and (xi) whether the user has the option to purchase the Equipment at its then fair market value or at a purchase price other than a nominal purchase price as determined by the Lender (any such contract, an "FMV Contract"), the Borrower to indicate whether it believes that a Contract is an FMV Contract;

                  (g) the Lender shall have received a certification from the Custodian under the Custodial Agreement, the Lender and the Custodian, in form and substance satisfactory to the Lender, with respect to the Contracts being pledged in connection with the Advance being made on such Funding Date;

                  (h) one or more releases, and such other instruments as shall be requested by the Lender, in each case in form and substance satisfactory to the Lender, from any lender or other person or entity having a lien on or security interest in the Contracts or Equipment to be financed with the proceeds of the Advance being made on such Funding Date, which releases and other instruments shall release all liens or security interests in favor of such lender or other person or entity and terminate any filings of record with respect to the specific Contracts or Equipment to be financed with the proceeds of the Advance being made on such Funding Date;

                  (i) after the making of such Advance, the outstanding principal amount of the aggregate of all Advances will not exceed the lesser of (x) 90% of the present value of the then remaining payments under the Contracts pledged to the Lender hereunder, discounted at a discount rate of the Prime Rate plus 1% (the "Prime Rate" being the prime or base rate of interest charged by Morgan Guaranty Trust Company of New York or such other New York money center bank as may be designated by the Lender from time to time) as determined by

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





         the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), and (y) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held as Collateral, as such market value is determined by the Lender on any reasonable basis; and

                  (j) any general conditions for the making of Advances, specified in Section 2 hereof, have been satisfied and will continue to be satisfied if such Advance is made.

                  Section 2.  Terms and Conditions for All Advances.
(a) Each outstanding Advance shall mature on the related Maturity Date, and the obligation of the Lender to make any Advances hereunder shall terminate, on November 30, 1994 (the "Termination Date"); provided that the Termination Date may be extended from time to time, in the sole and absolute discretion of the Lender, upon (i) the execution and delivery by the parties hereto of (A) a Notice of Extension of Agreement substantially in the form of Exhibit B-1 annexed hereto and (B) an Endorsement to the Amended and Restated Secured Note, substantially in the form of Exhibit B-2 annexed hereto, and (ii) the delivery of an opinion of counsel to the Borrower substantially in the form of Exhibit B-3 annexed hereto.

(b) (i) If the Borrower wishes to receive an Advance in respect of Contracts, then the Borrower shall give the Lender written notice by no later than 11:00 a.m. one business day prior to a Funding Date of the amount and type of such Advance to be advanced on such Funding Date by delivering to the Lender Notice of Borrowing substantially in the form of Exhibit D attached hereto.

(ii) Each Advance shall bear interest from the related Funding Date to but excluding the Maturity Date at a rate per annum equal to LIBOR plus 0.90% and thereafter as provided in Subsection 2(e). "LIBOR" shall mean the rate appearing at page 3750 of the Telerate Screen as one month LIBOR and, if such rate shall not be so quoted, the rate per annum at which deposits in U.S. dollars for a period of one month are offered by Morgan Guaranty Trust Company of New York (or such other prime bank in the London interbank market as the Lender shall designate) to prime banks in the London interbank market at approximately 11:00 a.m. (London Time) on the related Funding Date.

(c) Each outstanding Advance shall mature on the related maturity date specified for such Advance as set forth in the related Notice of Borrowing (the "Maturity Date"); provided that the Maturity Date shall, for any Advance, be no later than the earlier of (i) subject to the second succeeding proviso hereto, December 31, 1994 or (ii) the date upon which the Certificates related to the Contracts funded by such Advance shall be sold to the public; provided, further, that the Lender shall have the option, in its sole discretion, to extend the Maturity Date of an

Advance from time to time for a period of up to thirty (30) days by delivering to the Borrower notice of such election in the form of Exhibit E attached hereto no later than thirty (30) days preceding the then scheduled Maturity Date of such Advance; and provided, further, that if the Lender chooses to extend the Maturity Date of an Advance and such Maturity Date is a date later than the Termination Date of this Agreement, then the Borrower shall deliver to the Lender an endorsement in the form of Exhibit F attached hereto. If no such notice or endorsement, as applicable, is delivered by the Lender, such Advance shall automatically become due and payable without any further action by the Lender on its respective Maturity Date, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code as in effect in the State of New York (the "NY UCC"). The extension of the Maturity Date of any Advance beyond the Termination Date of this Agreement shall not be deemed to be an extension or renewal, beyond such Termination Date, of the Lender's obligations to lend to the Borrower under this Agreement, and the Borrower's obligations in respect of an Advance so extended shall survive the termination of this Agreement.

(d) The Advances are prepayable at any time without premium or penalty, in whole or in part. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be borrowed in accordance with the terms of this Agreement. If the Borrower intends to repay an Advance in whole or in substantial part from a source other than the proceeds of Certificates, the Borrower shall give two (2) business days' prior notice thereof to the Lender.

(e) If the Advances are not repaid in whole on the date when due, the Advances shall, commencing on such due date, bear interest at a rate per annum equal to the weighted average yield of the Contracts until repaid.

(f) Interest calculated on the basis of LIBOR shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed. With respect to each Advance, LIBOR shall be determined initially as of the Funding Date to but excluding the tenth day of the next succeeding month following the related Funding Date (such tenth day and each succeeding tenth day, an "Interest Payment Date") and shall thereafter be determined as of each Interest Payment Date to but excluding the following Interest Payment Date.

(g) Interest on each Advance is payable on each Interest Payment Date and on the Maturity Date for such Advance. In the event that an Advance is not repaid in full on the date when due, interest shall be payable thereafter on demand.

(h) The Advances shall be evidenced collectively by the secured promissory note of the Borrower in the form attached hereto as Exhibit G (the "Amended and Restated Secured Note"). The Lender is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule annexed to the Amended and Restated Secured Note, and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the rights and obligations of the Borrower hereunder or under the Amended and Restated Secured Note.


(i) Each Advance shall be repaid in full on the Maturity Date, and the Lender shall release its security interest in and to the Contracts when all Advances are so repaid.

(j) The Advances shall be repaid in full on the date of issuance of the Certificates.

(k) If at any time the outstanding principal amount of the Advances exceeds the lesser of (i) 90% of the present value of the then remaining payments under the Contracts listed on the Contract Schedule and pledged to the Lender hereunder, discounted at a discount rate of the Prime Rate plus 1%, as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), or (ii) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts pledged to the Lender hereunder on any business day, 90% of the aggregate market value of the Contracts so pledged, as such market value is determined by the Lender on any reasonable basis, the Borrower shall no later than one business day after receipt of notice of such excess, either prepay such Advances (together with interest thereon) in part or in whole or pledge additional Collateral (as defined herein) to the Lender, or both, such that, after giving effect to such prepayment or pledge, or both, (A) in the case of a prepayment or pledge resulting from a determination made in respect of the preceding clause (i) the aggregate unpaid principal amount of such Advances does not exceed 90% of the present value of the then remaining payments under such Contracts pledged to the Lender discounted at a discount rate of the Prime Rate plus 1% as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day) and (B) in the case of a prepayment or pledge resulting from a determination made in respect of the preceding clause (ii), the aggregate unpaid principal amount of such Advances does not exceed 90% of the aggregate market value of the Contracts pledged to the Lender hereunder, as such market value is determined by the Lender on any reasonable basis.

(l) Notwithstanding anything to the contrary in this Agreement, (i) if the Lender is unable, after good faith effort, to obtain a source of funds for the proposed Advance on substantially the same economic terms as are available to the Lender as of the date of this Agreement, and as a result the cost to the Lender of making such Advance is increased by an amount which the Lender deems material, the Lender shall not be obligated to make such Advance unless the Borrower agrees to pay the Lender any additional amounts necessary to compensate the Lender for such increased cost, as notified by the Lender to the Borrower, and (ii) the Lender shall have no obligation to make any Advance hereunder if there shall have occurred any material adverse change in (A) the financial condition of the Lender, (B) the financial markets generally or (C) the secondary market for Contracts. The Lender shall promptly notify the Borrower of any determination by the Lender of any of the foregoing.

Section 3. Purpose of Advance. Each Advance shall be used to finance the Contracts identified to the Lender in writing on the Contract Schedule, as such Contract Schedule may be amended from time to time.

Section 4. Secured Obligations. The documents and instruments evidencing and relating to the Contracts (the "Contract Documents"), all rights of the Borrower thereunder (including, without limitation, all rights of the Borrower thereunder in and to the Equipment and other interests that are the subject of the Contract), all of the Borrower's right, title and interest in and to the Equipment that is the subject of the Contracts, all books and records (including, without limitation, computer records, tapes and other computer storage media) relating to any of the foregoing, and any proceeds of any of the foregoing (collectively, the "Collateral") are collateral securing the Secured Obligations (as defined herein) to the Lender. The Borrower hereby pledges and grants a security interest in all of its respective right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of, and interest on, the Advances and all other amounts owing to the Lender hereunder (collectively, the "Secured Obligations"). The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to Lender hereunder.

Section 5. Representations and Warranties. (a) The Borrower represents and warrants to the Lender that:

                         (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                         (ii) It is duly licensed as a licensee or is otherwise qualified in each state in which it transacts business and is not in violation of any such state's applicable laws, rules and regulations. It has the requisite corporate power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the Amended and Restated Secured Note;

                        (iii) At all times after a Contract has been listed on the Contract Schedule and until payment in full of the principal of, and interest on, the Advances, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto;

                         (iv) It is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement and the Amended and Restated Secured Note do not conflict with any term or provision of (A) its certificate of incorporation or by-laws or (B) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or its assets and will not result in any violation of any such mortgage, instrument or agreement;

                           (v) All financial statements or certificates of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. All such financial statements have been prepared in accordance with Generally Accepted Accounting Principals. No financial statement or other financial information as of a date later than March 31, 1994 has been furnished by the Borrower to any lender that has not been furnished to the Lender;

                         (vi) Except as previously obtained and presently in full force and effect, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by it of this Agreement and the Amended and Restated Secured Note where the failure to obtain any of the foregoing would materially and adversely affect the business, operations, property or financial condition of the Borrower, the ability of the Borrower to perform its obligations under this Agreement or the Amended and Restated Secured Note, or the validity or enforceability of this Agreement or the Amended and Restated Secured Note;

                      (vii) There is no action, preceding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Amended and Restated Secured Note,
         (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Amended and Restated Secured Note, or (C) which might materially and adversely affect the validity of the Contracts or the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or the Amended and Restated Secured Note;

                      (viii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since March 31, 1994;

                         (ix) This Agreement, the Amended and Restated Secured Note and the Custodial Agreement have each been duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken in respect of same, and each is legal, valid, binding and enforceable against the Borrower in accordance with its terms;

                         (x) The Borrower's principal place of business and chief executive office is at One Park Plaza, Suite 800, Irvine, CA;

                         (xi) Immediately prior to each date on which a Contract is listed on the Contract Schedule and pledged to the Lender hereunder, the Borrower or its agent will have possession of each original Contract included or to be included on the Contract Schedule, and there are and there will be no custodial agreements in effect adversely affecting the rights of the Lender to make, or cause to be made, any delivery required hereunder;

                        (xii) The transfer, assignment and conveyance of the Contracts and the Contract Documents by the Borrower pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                      (xiii) The Contracts were originated by the Borrower, and the origination and collection practices used by the Borrower with respect to each Contract have been in all respects legal, proper, prudent and customary in the Equipment financing and servicing business;

                        (xiv) The Borrower used no selection procedures that identified the Contracts as being less desirable or valuable than other comparable equipment leases, security agreements or installment sales contracts owned by the Borrower;

                         (xv) The security interests granted pursuant to this Agreement constitute fully-perfected first priority security interests in the Collateral in favor of the Lender. All filings and recordings of documents or instruments required to be made in respect of this Agreement in connection with the perfection of the security interests created hereby are listed on Schedule 1 hereto and have been made; and

                         (xvi) All of the Contracts other than FMV Contracts are financing leases and not true leases, the Borrower does not own the Equipment that is the subject of the Contracts other than FMV Contracts, and the Borrower has a perfected first priority security interest in the Equipment that is subject to Contracts other than FMV Contracts.

(b) With respect to every Contract delivered or to be delivered to the Lender, the Borrower represents and warrants to the Lender that:

                     (i) Such Contract and all accompanying documents are complete and authentic and all signatures thereon are genuine;

                     (ii) Such Contract arose from a bona fide lease, complying with all applicable State and Federal laws and regulations, to persons having the legal capacity to contract and is not subject to any defense, set-off or counterclaim;

                     (iii) All amounts represented to be payable on such Contract are, in fact, payable in accordance with the provisions of such Contract;

                     (iv) To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Contract is not subject to any encumbrance, except for liens released simultaneously with the grant of a security interest in favor of the Lender hereunder in such Contract;

                      (v) The Borrower held good and indefeasible title to, and was the sole owner of, the Collateral, and such Collateral is not subject to any liens, charges, mortgages, participations, encumbrances, rights of others, or other liens released simultaneously with the Borrower's pledge of Collateral made herein;

                     (vi) Each Contract conforms to the description thereof as set forth on the attached Exhibit A, and each Contract is a financing lease and not a true or operating lease;

                    (vii) No Contract, if any, repurchased by the Borrower from another lender was repurchased because such Contract was in default to such other lender;

                     (viii) The information in respect of the Contract set forth in the related Contract Schedule is true and correct;

                     (ix) (A) The Contract contains provisions requiring the user to assume all risk of loss or malfunction of the related Equipment and to maintain appropriate liability insurance with respect thereto, and making the user absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off for any reason whatsoever, subject only to the user's right of quiet enjoyment,
         (B) the Contract may not be terminated or prepaid unless the amount required to be paid by or on behalf of a user in respect of such prepayment is at all times equal to or in excess of the principal balance and accrued interest at the Contract yield, (C) the Contract does not provide for the substitution, exchange or addition of any other items of Equipment pursuant to such Contract which would result in any reduction or extension of payments due under the Contract and
         (D) the rights with respect to such Contract are assignable by the Borrower without the consent of any person;

                      (x) To the best of the Borrower's knowledge after due inquiry, all requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of the Contract have been complied with in all material respects;

                     (xi) To the best of the Borrower's knowledge after due inquiry, the Contract represents the legal, valid and binding payment obligation of the user, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws (including, but not limited to principles of equity) affecting the rights of creditors;

                    (xii) No instrument of release or waiver has been executed in connection with the Contract, and no borrower in respect of such Contract has been released from its obligations thereunder, in whole or in part;

                   (xiii) Except as otherwise reflected in the Contract Schedule, the Contract has not been amended after the date on which such Contract is listed on the Contract Schedule and pledged to the Lender hereunder in any material respect or such that the amount of any monthly payment or the total number of the monthly payments is increased or such that the amount of any monthly payment or the total number of monthly payments is decreased;

                    (xiv) The Contract is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                     (xv) There are no proceedings or investigations pending, or, to the best of Borrower's knowledge after due inquiry, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of the Contract, (B) asserting the bankruptcy or insolvency of a user, (C) seeking to prevent payment and performance of the Contract, or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the Contract;

                    (xvi) The Borrower has duly fulfilled all obligations on its part to be fulfilled under or in connection with the Contract and has done nothing to impair the rights of the Lender in the Contract or payments with respect thereto;

                   (xvii) There is no monetary default, breach, violation or event of acceleration existing under the Contract, and no event has occurred which, with the passage of time or with notice, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of Advances made in respect of such Contract pursuant to Section 12 of this Agreement; there is no non-monetary default, breach, violation or event of acceleration existing under the Contract, and no event has occurred which, with the passage of time or with notice, would constitute a non-monetary default, breach, violation or event of acceleration; and the Borrower has not waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of the Contract;

                  (xviii) All parties to the Contract had legal capacity to execute them and each such Contract has been duly and properly executed by such parties;

                     (xix) The Contract was not selected by the Borrower on any basis intended to adversely affect the value of the Lender's security interest therein;

                     (xx) The Contract was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful the pledge, transfer or assignment of such document under this Agreement, including any sale in accordance with this Agreement;

                    (xxi) Immediately after the pledge, assignment and transfer to the Lender as herein contemplated, all necessary action will have been taken to grant a valid and enforceable first priority perfected security interest in such Contract (including the filing or amendment of UCC statements in all applicable jurisdictions) and all payments to become due thereunder and all rights of the Borrower in the Equipment that is the subject of such Contract, except for those subsequent liens which, by operation of law, take priority over a previously perfected security interest;

                   (xxii) (A) The Contract has not been sold, transferred, assigned or pledged by the Borrower to any Person other than the Lender, except for liens released simultaneously with the grant of a security interest in favor of the Lender hereunder, (B) immediately prior to the pledge and conveyance of the Contract pursuant to Section 3 hereof, the Borrower was the sole owner of the Contract and had good and marketable title thereto, free and clear of all liens and encumbrances, and (C) upon execution and delivery hereof by the Borrower, the Lender will have a first perfected security interest in all of the right, title and interest of the Borrower in and to the Contract and the payments to become due thereunder, free and clear of all liens and encumbrances, except for the interests of users pursuant to the Contract;

                   (xxiii) There is only one original executed counterpart of the Contract that constitutes "chattel paper" for purposes of Section 9-105(1)(b) and 9-308 of the UCC;

                   (xxiv) The Borrower's computer records shall have been marked to indicate that such Contract has been pledged, assigned and transferred to the Lender pursuant to this Agreement;

                    (xxv) All insurance policies required to be maintained by the Contract are in full force and effect and such insurance policies are of a type customary for the Equipment covered thereby;

                   (xxvi) The credit standing of the related user of the Equipment was approved by the Borrower using its customary practices and procedures. To the best of the Borrower's knowledge, the user is not insolvent or in bankruptcy and the Borrower has no knowledge of any circumstances or condition with respect to the Contract, the Equipment or the user's credit standing that could reasonably be expected to cause the lender to regard the Contract as an unacceptable security, cause the Contract to become delinquent or adversely affect the value or marketability of the Contract; and

                  (xxvii) The Equipment was properly delivered to the user in good repair, without defects and in satisfactory order and, to the best of Borrower's knowledge, is in proper working order as of the date on which such Contract was pledged to the Lender and listed on the Contract Schedule.

Section 6. Rights of Lender; Limitations on Lender's Obligations. (a) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Contracts to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Lender shall not have any obligation or liability under any Contract by reason of, or arising out of, this Agreement or the receipt by the Lender of any payment relating to such Contract pursuant hereto, nor shall the Lender be obligated in any manner to (A) perform any of the obligations of the Borrower under or pursuant to any Contract, (B) make any payment in connection with any Contract, (C) make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, (D) present or file any claim or take any action to enforce any performance in connection with any Contract, or (E) collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify parties to the Contracts to which it is a party that the Contracts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender or the designated agent of the Lender. The Lender may in its own name or in the name of others communicate with parties to the Contracts to verify with them to its satisfaction the existence or amount and terms of any Contract.

Section 7. Covenants. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until the obligations of the Borrower hereunder and under the Amended and Restated Secured Note are paid in full: (a) Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly complete and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits to the Lender of this Agreement and of the rights and powers herein granted to the Lender, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

(b) Limitation on Liens on Collateral. The Borrower will not, nor will it permit or allow others to, create, incur or permit to exist any lien, security interest or claim on or to the Collateral, other than the security interests created hereby. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created hereby, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

(c) Limitations on Modifications, Waivers and Extensions of Contracts. The Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of the Collateral. The Borrower will not (i) fail to exercise promptly and diligently each and every material right which the Borrower may have under each Contract (other than any right of termination) where the failure to so act could materially adversely affect the value of the Collateral, or (ii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any Contract other than any such demand, notice or document relating to the delinquency of a Contract or the bankruptcy of the obligor thereunder.


(d) Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

(e) Limitation on Collection Account. The Borrower will not, nor will it permit or allow others on its behalf, to establish a collection account, for the receipt of payments pursuant to the Contracts, with a financial institution other than one acceptable to the Lender in the exercise of its reasonable discretion.

(f) Notices. The Borrower will notify the Lender promptly, in reasonable detail, and in accordance with Section 21 of this Agreement, (i) of any lien or security interest (other than security interests created hereby, on, or claim asserted against, any of the Collateral, (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate market value of the Collateral or on the security interests created hereunder, and (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to Subsections 2(l) and 8(b) or Section 12 hereof.

(g) Changes in Locations, Name, etc. The Borrower will not change the location of its chief executive office/chief place of business or remove its books and records from the location specified in Section 4(a)(x), or change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading, unless it shall have given the Lender at least 30 days prior written notice thereof.

Section 8. Repayment of Advances If Contract is Found Defective.

(a) Upon discovery by the Borrower or the Lender of any breach of any of the representations and warranties listed in Section 5 hereof, the party discovering such breach shall promptly give notice of such discovery to the other.

(b) The Lender has the right to require, in its unreviewable discretion, the Borrower to prepay the amount of any Advance made in respect of any Contract (i) which breaches one or more of the representations and warranties listed in
Section 5 herein or (ii) which is determined by the Credit Enhancer to be unacceptable for inclusion in the securitized pool, in each case no later than one business day after notice from the Lender to the Borrower of the discovery of such breach.

Section 9. Release of Contract Files Following Payment of Secured Obligations. Upon payment in full of the Advances the Lender shall execute and deliver such instruments of transfer or assignments without recourse (including UCC termination statements), as shall be necessary to terminate the Lender's security interest in any Contract or Equipment which is Collateral for such Advances and the Lender shall have no further responsibility with respect to such Contract or Equipment.

Section 10. Servicing. The Borrower shall service and administer the Contracts in accordance with due care and customary and prudent servicing procedures for equipment leases, security agreements and installment sale contracts of a similar type and, provided an Event of Default shall not have occurred hereunder, shall have full power and authority to do any and all things not inconsistent with the provisions of this Agreement which it may deem necessary or desirable in connection with such servicing and administration.

Section 11. No Oral Modifications; Successors and Assigns. No provision of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and permitted assigns of the parties hereto.

Section 12. Monthly Report. The Borrower shall provide the Lender no later than ten (10) days following the end of each month, with an accurate listing of each Contract which constitutes Collateral hereunder as of the last day of such month. With respect to any Contract, in the event that more than one monthly installment of such Contract is delinquent as of the end of any calendar month, the Borrower shall prepay the amount of the Advances made in respect of such Contract or pledge one or more replacement Contracts having an aggregate unpaid principal amount of not less than the principal amount of such delinquent Contract and otherwise meeting the requirements of this Agreement.

Section 13. Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder (a "Default" being any of the following whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied):

                  (a) Failure of the Borrower to make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Amended and Restated Secured Note, this Agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender;

                  (b) Failure of the Borrower to prepay Advances or pledge additional Collateral when required to do so pursuant to Subsections 2(k) and 8(b) or Section 12 hereof;

                  (c) Failure of the Borrower to observe or perform any other agreement contained in this Agreement thirty (30) days after the occurrence of such failure to observe or perform such agreement;

                  (d) Any representation or warranty made or deemed made by the Borrower herein in connection with any Advances made hereunder or in any certificate, document, financial or other statement furnished at any time under, or in connection with, this Agreement (including without limitation, any Contract Schedule), or any representation or warranty made or deemed made by DVI Inc. in the Amended and Restated Guarantee, shall prove to have been incorrect in any material respect on or as of the date made;

                  (e) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral to any person or entity other than the Lender;

                  (f) The filing by or against the Borrower or any subsidiary of the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or any such subsidiary to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower or any subsidiary of the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or any subsidiary of the Borrower, or for any part of the Borrower's or any such subsidiary's assets; the institution by the Borrower or any subsidiary of the Borrower of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or any such subsidiary; the institution of any such proceeding against the Borrower or any subsidiary of the Borrower if the Borrower or such subsidiary shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or any subsidiary of the Borrower to any type of insolvency proceeding against the Borrower or such subsidiary (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Subsection 13(f);

                  (g) Any materially adverse change in the business, operations, financial condition, properties or prospects of the Borrower or any subsidiary of the Borrower, in each case as determined by the Lender in its sole discretion, or the existence of any other condition which, in the Lender's sole determination, constitutes an impairment of the Borrower's ability to perform its obligations under this Agreement or under the Amended and Restated Secured Note;

                  (h) Failure by Borrower to service and administer the Contracts in substantial compliance with the servicing requirements set forth in Section 10 hereof; and

                  (i) The Custodial Agreement or the Amended and Restated Guarantee ceases to be in full force and effect, or any party thereto so asserts in writing.

Section 14. Remedies Upon Default.

(a) Upon the occurrence of one or more Events of Default, the Lender may immediately declare the principal amount of all Advances then outstanding under the Amended and Restated Secured Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement and terminate the obligation of the Lender to make Advances hereunder; provided that upon the occurrence of the Event of Default referred to in Subsection 13(f), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Amended and Restated Secured Note shall become immediately due and payable, and the obligation of the Lender to make Advances hereunder shall terminate, without presentation, demand or further notice of any kind to the Borrower.

(b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments of contract as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

 (c) Upon the occurrence of one or more
Events of Default, the Lender shall have the right to service the Contracts and to collect and receive all further payments (including prepayments) made on or in respect of the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle such payments received with other funds of the Borrower, shall keep such payments segregated from all other funds of the Borrower and shall promptly (and in no event later than seven (7) days following receipt thereof) pay such payments over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any other commercially reasonable manner, or as provided by law. The Lender shall be entitled to place the Contracts which it recovers after any default in a pool for issuance of lease asset-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of collateral subject to the applicable requirements of the NY UCC. The Lender shall also be entitled to sell any or all of such Contracts individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the NY UCC. The specification in this Section 14 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the NY UCC) at the option of the Lender. Upon disposition of the Collateral and repayment in full to the Lender of all amounts owing hereunder plus the reasonable expenses incurred (including fees and expenses of its counsel), the Lender shall promptly remit any remaining proceeds to the Borrower or as required by law or as a court of competent jurisdiction shall direct.

Section 15. Indemnification and Expenses.

(a) The Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender, whether relating to or arising out of, this Agreement, the Amended and Restated Secured Note, or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Amended and Restated Secured Note, or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Contract for any sum owing thereunder, or to enforce any provisions of any Contract, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Amended and Restated Secured Note, or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Amended and Restated Secured Note is secured by the Collateral, the obligation of the Borrower under the Amended and Restated Secured Note is a recourse obligation of the Borrower.

(b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Amended and Restated Secured Note, or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation,
(i) all the reasonable fees, disbursements and expenses of Lender's counsel, and
(ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Contracts pledged as Collateral under this Agreement.

(c) The Borrower's agreements in this Section 15 shall survive the payment in full of the Amended and Restated Secured Note and the expiration or termination of this Agreement.

Section 16. Power of Attorney. The Borrower hereby authorizes the Lender (without requiring the Lender), at the Borrower's expense, to file such financing statements or other statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and the Borrower hereby appoints the Lender as the Borrower's attorney-in-fact (without requiring the Lender) to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

Section 17. No Duty on Lender's Part. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

Section 18. Limitation on Duties Regarding Presentation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under Section 9-207 of the Uniform Commercial Code as in effect in any jurisdiction or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

Section 19. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

Section 20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions herein, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 21. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when delivered to the other party or parties at the address shown below or such other address as may hereafter be furnished to the other party or parties by like notice.

                  If to the Borrower:

                           DVI Financial Services, Inc.
                           One Park Plaza
                           Suite 800
                           Irvine, California  92714
                           Attention:  James Costello
                           Telephone: (714) 474-5821
                           Telecopy:  (714) 474-5864

                           with a copy to

                           National Westminster Bank USA,
                             as Agent (the "Agent Bank")
                           175 Water Street
                           28th Floor
                           New York, NY  10038
                           Attention:  Leasing Division -
                                         Merily McLaughlin
                           Telephone: (212) 602-2949
                           Telecopy:  (212) 602-2180

                  If to the Lender:
Prudential Securities Realty Funding Corporation

                           130 John Street, 24th Floor

                           Treasury Department

                           New York, New York 10292

                           Attention:  Mr. William Horan

                           Phone Number: (212) 214-7310

                           Telecopy Number:  (212) 214-7535;

The Lender shall use its best efforts to provide to the Agent Bank a copy of notices delivered by it to the Borrower; provided, that the Lender shall have no liability whatsoever, to the Agent Bank or to any person or entity claiming through the Agent Bank or to any other person or entity, arising from or relating to any such notices or the contents thereof or arising from or relating to the failure of the Lender to provide the Agent Bank with a copy of any such notice, and any such failure of the Lender to so provide notice to the the Agent Bank shall not prejudice any of the rights of the Lender hereunder.

Section 22. Certain Definitions. The following capitalized terms are defined in the corresponding sections specified below:

"Advance" - Section 1.

"Agreement" - Introductory Clause.

"Amended and Restated Guarantee" - Section 1(d).

"Amended and Restated Secured Note" - Section 2(h).

"Borrower" - Introductory Clause.

"Certificates" - Recitals.

"Collateral" - Section 4.

"Contract" - Recitals.

"Contract Schedule" - Section 1(f).

"Credit Enhancer" - Recitals.

"Custodian" - Section 1(h).

"Custodial Agreement" - Section 1(d).

"Default" - Section 13.

"Equipment" - Recitals.

"Event of Default" - Section 13.

"FMV Contract" - Section 1(f).

"Funding Date" - Section 1.

"Interest Payment Date" - Section 2(e).

"Lender" - Introductory Clause.

"LIBOR" - Section 2(b).

"Maturity Date" - Section 2(c).

"NY UCC" - Section 2(c).

"Prime Rate" - Section 1(i).

"Secured Obligations" - Section 4.

"Termination Date" - Section 2(a).

"Trust" - Recitals.

Section 23. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement nor shall they be taken into consideration in the interpretation of this Agreement.

Section 24. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions herein. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

Section 25. Assignment. The Borrower may not assign its rights or delegate its obligations under this Agreement without the express written consent of the Lender; provided that the Lender may assign its rights and obligation hereunder to any affiliate of the Lender upon written notice thereof to the Borrower and the Custodian in connection with any assignment by the Lender of its rights and obligations under the Custodial Agreement to such affiliate.

Section 26. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and collectively, such counterparts shall constitute and be deemed to be one and the same instrument.

Section 27. Hypothecation or Pledge of Collateral. Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Collateral or otherwise pledging, repledging, hypothecating, or rehypothecating any of the Collateral, but no such transaction shall relieve the Lender of its obligations to the Borrower under this Agreement or the Custodial Agreement with respect to the Collateral.

Section 28. Integration of Terms. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

SECTION 29. AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW. THIS AGREEMENT IS INTENDED BY THE PARTIES HERETO TO BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, AND TO CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE NY UCC.

        IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


LENDER:                                PRUDENTIAL SECURITIES REALTY
                                       FUNDING CORPORATION

                                       By: /s/ John M. Patrick
                                          ---------------------------
                                          Name:  John M. Patrick
                                          Title: Senior Vice President

BORROWER:                              DVI FINANCIAL SERVICES, INC.

                                       By: /s/ Tuan A. Pham
                                          ---------------------------
                                          Name:  Tuan A. Pham
                                          Title: Vice President

                                                                      Exhibit A

Contract Schedule
[To be Delivered by the Borrower
Pursuant to Subsection 1(e)]

                                                                    Exhibit B-1

NOTICE OF EXTENSION OF AGREEMENT NO. __________

Prudential Securities Realty Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York

Attention:  Mr. William Horan
Telecopy:  212-214-7310
Confirmation:  212-214-7535

1. Pursuant to the Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the undersigned Borrower hereby requests that the Termination Date under the Agreement be extended to [insert date]. The undersigned Borrower agrees that, upon acceptance by the Lender of this Notice of Extension of Agreement No. ___ by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement in the manner set forth in this paragraph 1 and by the terms of the Amended and Restated Secured Note as amended by Amended and Restated Secured Note Endorsement No. ___ delivered herewith.

2. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Termination Date requested herein, before and after giving effect thereto:

A. Each of the representations and warranties contained in the Agreement are true and correct in all material respects; and

B. No Default or Event of Default has occurred and is continuing, and no event that, with the passing of time or the giving of notice or both, would constitute a Default or Event of Default has occurred and is continuing.

3. Unless otherwise defined in this Notice of Extension of Agreement No. ___, terms defined in the Agreement shall have their defined meanings when used herein.

4. Except as expressly modified by this Notice of Extension of Agreement No. ___, the Agreement shall continue in full force and effect.

5. This Notice of Extension of Agreement No. ___ and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without reference to choice of law doctrine).

6. The undersigned Borrower is delivering herewith to the Lender (a) Amended and Restated Secured Note Endorsement No. ___ to the Amended and Restated Secured Note, substantially in the form of Exhibit B-2 to the Agreement, and (b) an opinion of counsel to the Borrower, substantially in the form of Exhibit B-3 to the Agreement.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Notice of Extension of Agreement No. ___ to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

DVI FINANCIAL SERVICES, INC.

By: _______________________________
    Name:
    Title:

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES REALTY
  FUNDING CORPORATION

By: ________________________
    Name:
    Title:

Date: ______________________

                                                                    Exhibit B-2

AMENDED AND RESTATED SECURED NOTE
ENDORSEMENT NO. ___

                                                         [_____________, 199__]

The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Lender") that the Amended and Restated Secured Note of the Borrower, dated September 13, 1994 as it may have been previously amended by endorsement, in the amount of [$___________], to which this Amended and Restated Secured Note Endorsement No. ___ is attached, is hereby amended by changing the Termination Date referred to therein to [___________, 199__].
This Amended and Restated Secured Note Endorsement No. ___ is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Amended and Restated Secured Note and is not given in substitution therefore or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Amended and Restated Secured Note Endorsement No. ___ to the Amended and Restated Secured Note.

Borrower:                               DVI FINANCIAL SERVICES, INC.

                                        By: _______________________________
                                            Name:
                                            Title:

Lender:                                 PRUDENTIAL SECURITIES REALTY
                                        FUNDING CORPORATION

                                        By: _______________________________
                                            Name:
                                            Title:

                                                                    Exhibit B-3

[Letterhead of Counsel to Borrower]


                             [_____________, 199__]


Prudential Securities Realty Funding Corporation
199 Water Street
New York, New York  10292-0001

Gentlemen:

I am the counsel to DVI Financial Services, Inc., a Delaware corporation (the "Borrower") and have acted as such in connection with the execution and delivery of the following documents:

                          (i) the Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (the "Agreement"), between Prudential Securities Realty Funding Corporation (the "Lender") and the Borrower;

                          (ii) the Amended and Restated Secured Note, dated September 13, 1994 (the "Note"), made by the Borrower in favor of the Lender;

                          (iii)   the Notice of Extension of Agreement No. __ ,
         dated [          , 199_] (the "Notice of Extension"), between the
         Borrower and the Lender; and

                          (iv)    the Amended and Restated Secured Note
         Endorsement No. ___, dated [          , 199_] (the "Endorsement"), to
         the Amended and Restated Secured Note.

The documents described in the foregoing clauses (iii) and (iv) are hereinafter referred to as the "Delivered Documents". This opinion is being delivered to you pursuant to Subsection 2(a)(ii) of the Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Agreement.

I have examined executed copies of the Agreement, the Note, and the Delivered Documents. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Agreement, Note and the Delivered Documents has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement, Note and the Delivered Documents by the Lender, and (iii) the validity and binding effect on the Lender of each of the Agreement and the Delivered Documents. The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

                 (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

                 (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

Based upon the foregoing, I am of the opinion that:

1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

2. The Borrower has the corporate power and legal right to execute and deliver each of the Delivered Documents, to borrow under the Agreement and the Note, as amended by the Delivered Documents, and to grant liens under the Agreement, as amended by the Notice of Extension, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Agreement, as amended by the Notice of Extension, and to authorize the execution and delivery of the Delivered Documents. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Delivered Documents or the enforceability of each of the Agreement and the Note, as amended by the Delivered Documents.

3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California each of the Agreement and the Note, as amended by the Delivered Documents, constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

4. The execution and delivery of the Delivered Documents and the performance of each of the Agreement and the Note, as amended by the Delivered Documents, (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and (ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Delivered Documents and the performance of the Agreement or the Note, as amended by the Delivered Documents, by the Borrower.

7. The execution and delivery of the Delivered Documents and the performance by the Borrower of the Agreement and the Note, as amended by the Delivered Documents, do not conflict with, result in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the State of Delaware.

8. The Agreement, as amended by the Notice of Extension, creates a valid security interest in favor of the Lender in the Collateral. Financing statements naming the Lender as secured party and the Borrower as debtor and describing the Collateral having been filed in the jurisdictions and recording offices listed on Schedule 1 to the Agreement, the security interests in the Collateral created by the Agreement constitute fully-perfected first priority security interests, and no other action is necessary to preserve or perfect such security interests.

9. Under the laws of the State of California the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

I am admitted to practice law in the State of California and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California and the General Corporation Law of the State of Delaware.

Sincerely yours,

                                                                      Exhibit C


                            [Intentionally Omitted]

                                                                      Exhibit D


                        NOTICE OF BORROWING NO. ________




Prudential Securities Realty Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York

Attention:  Mr. William Horan
Telecopy:  212-214-7310
Confirmation:  212-214-7535

Pursuant to the Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the undersigned Borrower hereby gives notice of its election to request an Advance and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meaning specified therefor in the Agreement):

1.       The Advance is being made in respect of a [type] Contract.

2.       The principal amount of the requested Advance is [$___________].

3. The business day on which this Advance is to be made is [___________, 199__] (the "Funding Date"), one business day following the date hereof.

4. The date on which this Advance shall mature is [___________, 199__] [no later than the earlier of (i) the Termination Date and (ii) the date upon which the Certificates, related to the Contracts funded by such Advance, shall be sold to the public].

5. [Attached hereto is a copy of the Contract Schedule (as defined in the Agreement) being submitted to the Lender in connection with the Advance requested hereby.]

The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

A. Each of the representations and warranties contained in the Agreement are true and correct in all material respects; and

B. No Default or Event of Default has occurred and is continuing, and no event that, with the passing of time or the giving of notice or both, would constitute a Default or Event of Default has occurred and is continuing.

                                        DVI FINANCIAL SERVICES, INC.

                                        By:____________________________
                                           Name:
                                           Title:

Date:  [          , 199__]

                                                                      Exhibit E

                              NOTICE OF EXTENSION

Reference is made to the Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as amended from time to time, the "Agreement"), between Prudential Securities Realty Funding Corporation (the "Lender") and DVI Financial Services, Inc. (the "Borrower").

The Lender hereby notifies the Borrower pursuant to Subsection 2(c) of the Agreement that with respect to the Advance made on [_________ __, 199_], the Lender hereby extends the Maturity Date of such Advance to [__________ __, 199_], on which date such Advance shall be due and payable.


PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION

By:_____________________________
                                 Name:
                                 Title:


Date:  [           , 199_]

                                                                      Exhibit F

AMENDED AND RESTATED SECURED NOTE
ENDORSEMENT NO. ___

                                                          [____________, 199__]

The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Lender") that the Amended and Restated Secured Note of the Borrower, dated September 13, 1994, as it may have been previously amended by endorsement, in the amount of $75,000,000, to which this Amended and Restated Secured Note Endorsement No. ___ is attached, is hereby amended by changing the Maturity Date of the Advance in the amount of [$___________] to [___________, 199__]; provided, however, that the extension of the Maturity Date of the above-described Advance beyond the Termination Date of the Agreement shall not be deemed to be an extension or renewal, beyond such Termination Date, of the Lender's obligations to lend to the Borrower under the Agreement, and the Borrower's obligations in respect of such Advance shall survive the termination of the Agreement.

This Amended and Restated Secured Note Endorsement No. ___ is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Amended and Restated Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Amended and Restated Secured Note Endorsement No. ___ to the Amended and Restated Secured Note.

Borrower:                               DVI FINANCIAL SERVICES, INC.

                                        By: _______________________________
                                            Name:
                                            Title:

Lender:                                 PRUDENTIAL SECURITIES REALTY
                                        FUNDING CORPORATION

                                        By: _______________________________
                                            Name:
                                            Title:

                                                                      Exhibit G
                       AMENDED AND RESTATED SECURED NOTE

$75,000,000.00                                               September 13, 1994
                                                             New York, New York

FOR VALUE RECEIVED, DVI FINANCIAL SERVICES, INC., a Delaware corporation, whose address is One Park Plaza, Suite 800, Irvine, CA 92714, promises to pay to the order of PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation, whose address is 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender") on or before December 31, 1994, in lawful money of the United States of America, the lesser of (a) $75,000,000.00 and (b) the outstanding principal amount of all Advances (as defined in the Agreement) made by the Lender to the undersigned pursuant to the that certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as amended or otherwise modified from time to time, the "Agreement"), by and between the Lender and the Borrower, plus interest thereon from the date of each such Advance. All such payment obligations (whether in respect of the aggregate principal amount of outstanding Advances made, interest thereon, or other payment obligations of the Borrower under the Agreement) shall be made in lawful money of the United States of America, in immediately available funds, on the dates and in the amounts, specified in, or determined in accordance with, the Agreement.

The holder of this Amended and Restated Secured Note is authorized to record the date and amount of each Advance, and the date and amount of each repayment of principal thereof, on the schedule annexed hereto, and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the loan evidenced by this Amended and Restated Secured Note (the "Maximum Rate"), and if the provisions for interest contained in this Amended and Restated Secured Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate, and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the Agreement, or to such other place as the Lender may from time to time direct by written notice to the Borrower. Payments remitted by the Borrower via wire transfer initiated after 4:00 p.m. New York City shall be deemed to be received on the next business day.

The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Amended and Restated Secured Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Amended and Restated Secured Note are recourse obligations of the Borrower to which the Borrower pledges its respective full faith and credit.

The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Amended and Restated Secured Note, (b) expressly agree that this Amended and Restated Secured Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Amended and Restated Secured Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Amended and Restated Secured Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Amended and Restated Secured Note. No extension of time for the payment of this Amended and Restated Secured Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Amended and Restated Secured Note, shall affect the liability under this Amended and Restated Secured Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Amended and Restated Secured Note.

Reference is made to the Agreement for provisions concerning mandatory principal repayments, Collateral, acceleration and other material terms affecting this Amended and Restated Secured Note.

This Amended and Restated Secured Note amends and restates the Secured Note, dated March 16, 1994, (the "Existing Secured Note") and is given as a continuation, rearrangement and extension of, and not a novation, release or satisfaction of the Existing Secured Note.

THIS AMENDED AND RESTATED SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS AMENDED AND RESTATED SECURED NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AMENDED AND RESTATED SECURED NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW

YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.


                                        DVI FINANCIAL SERVICES, INC.


                                        By:______________________________
                                           Name:
                                           Title:

                 Schedule to Amended and Restated Secured Note


                              Schedule of Advances


                                                              Amount
                                                              of                                    Total
                           Amount of                          Principal                             Principal
Date                       Advance                            Repaid                                Outstanding
- ----                       ---------                          ---------                             -----------

_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________




_____________              $________________              $________________                         ________________


                                                                      Exhibit H

                   AMENDED AND RESTATED GUARANTEE OF DVI INC

                           Amended and Restated Guarantee, dated as of
September 13, 1994, by DVI Inc., a Delaware corporation (the "Guarantor"), in favor of Prudential Securities Realty Funding Corporation ("Lender").

RECITAL

                           WHEREAS, the Guarantor guaranteed all present and
future obligations and liabilities of all kinds of DVI Financial Services, Inc., a Delaware corporation ("Borrower") to Lender arising out of the Interim Loan and Security Agreement, dated as of March 16, 1994, (the "Existing Agreement"), pursuant to the Guarantee of DVI Inc., dated as of March 16, 1994, (the "Existing Guarantee") and Borrower and Lender shall amend and restate the Existing Agreement (as so amended and restated, the "Amended and Restated Interim Loan and Security Agreement") and Guarantor desires to amend and restate the Existing Guarantee;

                           NOW, THEREFORE, the Guarantor agrees that the
Existing Guarantee is hereby amended and restated in its entirety as provided in the heading and recital hereto and as follows.

                           1.  Amended and Restated Guarantee.  To induce
Lender to enter into an the Amended and Restated Interim Loan Agreement, dated as of the date hereof with Borrower, the Guarantor unconditionally guarantees to Lender, its successors, endorsees, and permitted assigns, the prompt payment when due of all present and future obligations and liabilities of all kinds of Borrower to Lender arising out of the Amended and Restated Interim Loan Agreement (the "Obligations").

                           2.  Absolute Guarantee.  The Guarantor's obligations
under this Amended and Restated Guarantee shall not be affected by the genuineness, validity, regularity, or enforceability of the Obligations or of any instrument evidencing the Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral for the Obligations, or by any other circumstance relating to the Obligations which might otherwise constitute a discharge of or defense to this Amended and Restated Guarantee. Lender makes no representation or warranty to the Guarantor regarding such matters, and has no duty or responsibility to disclose to the Guarantor any circumstances that may now or hereafter affect such matters. Lender shall not be obligated to file any claim relating to the Obligations if Borrower becomes subject to a bankruptcy, reorganization, or similar proceeding, and the failure of Lender so to file shall not affect the Guarantor's obligations hereunder.
If any payment by Borrower to Lender on account of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the





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Guarantor shall remain liable hereunder for such Obligations as if such payment had not been made. The Guarantor's obligations under this Amended and Restated Guarantee constitute a guarantee of payment and not of collection.

                           3.   Consents, Waivers, and Renewals.  Lender may at
any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange, or surrender any collateral for, or renew, any of the Obligations, and may also make any agreement with Borrower or with any other individual or entity liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and Borrower or any such other individual or entity, without impairing or affecting this Amended and Restated Guarantee. Lender may seek payment of any of the Obligations from the Guarantor, whether or not Lender shall have resorted to any collateral for the Obligations or shall have proceeded against Borrower or any other obligor principally or secondarily obligated for any of the Obligations.

                           4.   Expenses.  The Guarantor shall pay on demand
all out-of-pocket expenses (including the reasonable fees and expenses of Lender's counsel) incurred in the enforcement or protection of the rights of Lender under this Amended and Restated Guarantee, and any collateral for the Obligations shall secure such payment; provided, however, that the Guarantor shall not be liable for any expenses of Lender if no payment under this Amended and Restated Guarantee is due.

                           5.   No Subrogation.  Notwithstanding any payment or
payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Lender, the Guarantor waives any right that it may have to be subrogated to any of the rights of the Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations or to otherwise seek reimbursement, indemnity or contribution or any other payment from the Borrower in respect of payments made by the Guarantor hereunder.

                           6.   Continuing Guarantee.  This Amended and
Restated Guarantee is absolute, unconditional, and irrevocable and shall remain in full force and effect and be binding upon the Guarantor and its successors and permitted assigns until all of the Obligations have been satisfied in full. If any present or future Obligations are guaranteed by individuals or entities in addition to the Guarantor, the death, release, or discharge, in whole or part or the bankruptcy, liquidation, termination, or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor hereunder.





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

                           7.   No Waiver; Cumulative Rights.  No failure on
the part of Lender to exercise, and no delay in exercising, any right, remedy, or power under this Amended and Restated Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy, or power hereunder preclude any other or future exercise of any right, remedy, or power. Each and every right, remedy, and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender from time to time.

                           8.   Waiver of Notice.  Except as required otherwise
herein, the Guarantor waives notice of the acceptance of this Amended and Restated Guarantee, presentment to or demand of payment from anyone liable for any of the Obligations, notice of dishonor or non-payment, protest, diligence, suit, notice of any sale of any collateral for the Obligations, notice of the taking of any action by Lender against Borrower, the Guarantor, or others, and all other notices that may otherwise be required by law.

                           9.   Representations and Warranties.

                           (a)  The Guarantor is duly organized and validly
existing under the law of the State of Delaware and has full corporate power and authority to execute, deliver, and perform this Amended and Restated Guarantee.

                           (b)  The execution, delivery, and performance of
this Amended and Restated Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's charter or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on the Guarantor or its assets.

                           (c)  All consents, licenses, authorizations, and
approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Amended and Restated Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Amended and Restated Guarantee.

                           (d)  This Amended and Restated Guarantee constitutes
the legal, valid, and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors' rights and to equitable principles of general application.

                           10.   Assignment.  The Guarantor may not assign its
rights, interests, or obligations under this Amended and Restated Guarantee to any other person without the prior written consent of Lender.

                           11.   Governing Law.  This Amended and Restated
Guarantee shall be governed by, and construed and enforced in accordance with, the law of the State of New York applicable to contracts made and to be performed within such State.

                           12.   Notices.  Any notice or communication to the
Guarantor in respect of this Amended and Restated Guarantee shall be sufficiently given if in writing and delivered in person or sent by certified or registered mail or the equivalent (with return receipt requested), by courier, or by facsimile addressed to the following:

                           DVI Inc.
                           One Park Plaza
                           Suite 800
                           Irvine, California 92714
                           Attention: James Costello
                           Telephone: 714-474-5821
                           Telecopy:  714-474-5864

Any such notice or communication shall specifically identify the amounts to which this Amended and Restated Guarantee relates, and shall be sufficiently given only upon actual receipt by the Guarantor. Any notice or communication by the Guarantor to Lender in respect of this Amended and Restated Guarantee shall be sufficiently given if in writing and delivered in the manner provided in the Amended and Restated Interim Loan Agreement.

                           IN WITNESS WHEREOF, this Amended and Restated
Guarantee has been duly executed and delivered by the Guarantor to Lender as of the date first above written.

                           DVI INC.

                           By:_____________________________________
                              Name:
                              Title:





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

                                                                     Schedule 1

Recordings and Filings

[To be added]





                                      S-1